UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report

                                  June 28, 2005

                              COMPUDYNE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)

             0-29798                                 23-1408659
             -------                                 ----------
     (Commission File Number)         (I.R.S. employer identification number)


         2530 Riva Road, Suite 201
         Annapolis, Maryland                                 21401
         -------------------                                 -----
 (Address of principal executive office)                   (Zip code)


               Registrant's telephone number, including area code
                                 (410) 224-4415


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01    Entry into a Material Definitive Agreement.

On June 28, 2005, CompuDyne Corporation (the "Company") entered into the CompuDyne Corporation Retention Plan for Selected Employees (the "Plan"). The Plan was established to provide retention benefits to certain eligible employees of the Company and its subsidiaries who remain employed at the time of a Change of Control (as defined in the Plan) or who have been subject to an Involuntary Termination (as defined in the Plan) within the three month period preceding a Change of Control (in each case, a "Triggering Event").

Upon the occurrence of a Triggering Event, the Chief Executive Officer of the Company and other senior executives of the Company and its subsidiaries designated in the Plan as "Schedule A Managers" shall receive the following benefits:

     o All outstanding Company stock options held by the Schedule A Manager shall become fully vested and exercisable to the extent permissible (an equivalent benefit may be paid in lieu of acceleration); and

     o The Schedule A Manager shall receive a payment or payments equivalent to twelve months of his or her annual salary in effect as of the date of the Change of Control (or as of the date of his or her Involuntary Termination, if earlier).

Upon the occurrence of a Triggering Event, certain managers reporting to Schedule A Managers and other executives and managers of the Company and its subsidiaries designated in the Plan as "Schedule B Manager" shall receive the following benefits:

     o All outstanding Company stock options held by the Schedule B Manager shall become fully vested and exercisable to the extent permissible (an equivalent benefit may be paid in lieu of acceleration); and

     o The Schedule B Manager shall receive a payment or payments equivalent to up to six months of his or her annual salary in effect as of the date of the Change of Control (or as of the date of his or her Involuntary Termination, if earlier) to be fixed within the later of 30 days of the date of the Plan or 30 days after such Schedule B Manager's date of hire.

The Plan automatically terminates on the later of the date that all benefits have been paid under the Plan in connection with any Change of Control or the second anniversary of the effective date of the Plan.

A copy of the Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.


Item 9.01    Financial Statements and Exhibits.

Exhibit No.                          Description
-----------                          -----------

10.1 CompuDyne Corporation Retention Plan for Selected Employees dated June 28, 2005.



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SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date: July 1, 2005



                                     COMPUDYNE CORPORATION



                                     By: /s/ Geoffrey F. Feidelberg
                                         --------------------------
                                     Name:  Geoffrey F. Feidelberg
                                     Title:  Chief Financial Officer